UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2017

SCHNEIDER NATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Wisconsin	001-38054	39-0454912
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

3101 Packerland Drive

Green Bay, WI 54313

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (920) 592-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement.

On April 11, 2017, Schneider National, Inc., a Wisconsin corporation (the “Company”), closed its previously announced initial public offering (the “IPO”) of 28,947,000 shares of its Class B common stock, no par value (the “Class B Common Stock”). The Company has granted the underwriters the option to purchase an additional 4,342,000 shares of Class B Common Stock, which has not been exercised to date.

In connection with the IPO, on April 5, 2017, the Company entered into an underwriting agreement with Morgan Stanley & Co. LLC, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed in Schedule II thereto, and the selling stockholders listed in Schedule I thereto, which became effective upon the satisfaction of certain conditions set forth therein. The underwriting agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company also entered into a registration rights agreement, which became effective upon the closing of the IPO and is described in detail in the Company’s Registration Statement on Form S-1 (File No. 333-203852), as amended (the “Registration Statement”). The registration rights agreement is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

ITEM 5.03 – Amendments to Articles of Incorporation or Bylaws.

Upon the closing of the IPO, the Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) and the Amended and Restated Bylaws of the Company became finally effective. A description of the Company’s capital stock giving effect to the adoption of the Amended and Restated Articles and the Amended and Restated Bylaws is set forth in the Registration Statement. The Amended and Restated Articles and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

ITEM 8.01 – Other Events.

On April 11, 2017, the Company issued a press release announcing the closing of the IPO. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 5, 2017, by and among Schneider National, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed in Schedule II thereto, and the selling stockholders listed in Schedule I thereto.

3.1	Amended and Restated Articles of Incorporation of Schneider National, Inc., dated as of March 17, 2017.

3.2	Amended and Restated Articles of Bylaws of Schneider National, Inc., dated as of March 17, 2017.

4.1	Registration Rights Agreement, dated April 11, 2017, by and among Schneider National, Inc., Mary P. DePrey, Therese A. Koller, Paul J. Schneider, Thomas J. Schneider, Kathleen M. Zimmermann, the Donald J. Schneider Childrens Trust #1 f/b/o Mary P. DePrey, the Donald J. Schneider Childrens Trust #2 f/b/o Mary P. DePrey, the Donald J. Schneider Childrens Trust #1 f/b/o Paul J. Schneider, the Donald J. Schneider Childrens Trust #2 f/b/o Paul J. Schneider, the Donald J. Schneider Childrens Trust #1 f/b/o Therese A. Koller, the Donald J. Schneider Childrens Trust #2 f/b/o Therese A. Koller, the Donald J. Schneider Childrens Trust #1 f/b/o Thomas J. Schneider, the Donald J. Schneider Childrens Trust #2 f/b/o Thomas J. Schneider, the Donald J. Schneider Childrens Trust #1 f/b/o Kathleen M. Zimmermann, the Donald J. Schneider Childrens Trust #2 f/b/o Kathleen M. Zimmermann, the Donald J. Schneider 2000 Trust f/b/o Mary P. DePrey, the Donald J. Schneider 2000 Trust f/b/o Therese A. Koller, the Donald J. Schneider 2000 Trust f/b/o Paul J. Schneider, the Donald J. Schneider 2000 Trust f/b/o Thomas J. Schneider, the Donald J. Schneider 2000 Trust f/b/o Kathleen M. Zimmermann, the Paul J. Schneider 2011 Trust, the Mary P. DePrey 2011 Trust, the Therese A. Koller 2011 Trust and the Kathleen M. Zimmermann 2011 Trust.

99.1	Press Release, dated April 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNEIDER NATIONAL, INC.

Date: April 12, 2017	By:	/s/ Paul J. Kardish
	Name:	Paul J. Kardish
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 5, 2017, by and among Schneider National, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed in Schedule II thereto, and the selling stockholders listed in Schedule I thereto.

3.1	Amended and Restated Articles of Incorporation of Schneider National, Inc., dated as of March 17, 2017.

3.2	Amended and Restated Articles of Bylaws of Schneider National, Inc., dated as of March 17, 2017.

4.1	Registration Rights Agreement, dated April 11, 2017, by and among Schneider National, Inc., Mary P. DePrey, Therese A. Koller, Paul J. Schneider, Thomas J. Schneider, Kathleen M. Zimmermann, the Donald J. Schneider Childrens Trust #1 f/b/o Mary P. DePrey, the Donald J. Schneider Childrens Trust #2 f/b/o Mary P. DePrey, the Donald J. Schneider Childrens Trust #1 f/b/o Paul J. Schneider, the Donald J. Schneider Childrens Trust #2 f/b/o Paul J. Schneider, the Donald J. Schneider Childrens Trust #1 f/b/o Therese A. Koller, the Donald J. Schneider Childrens Trust #2 f/b/o Therese A. Koller, the Donald J. Schneider Childrens Trust #1 f/b/o Thomas J. Schneider, the Donald J. Schneider Childrens Trust #2 f/b/o Thomas J. Schneider, the Donald J. Schneider Childrens Trust #1 f/b/o Kathleen M. Zimmermann, the Donald J. Schneider Childrens Trust #2 f/b/o Kathleen M. Zimmermann, the Donald J. Schneider 2000 Trust f/b/o Mary P. DePrey, the Donald J. Schneider 2000 Trust f/b/o Therese A. Koller, the Donald J. Schneider 2000 Trust f/b/o Paul J. Schneider, the Donald J. Schneider 2000 Trust f/b/o Thomas J. Schneider, the Donald J. Schneider 2000 Trust f/b/o Kathleen M. Zimmermann, the Paul J. Schneider 2011 Trust, the Mary P. DePrey 2011 Trust, the Therese A. Koller 2011 Trust and the Kathleen M. Zimmermann 2011 Trust.

99.1	Press Release, dated April 11, 2017.